UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Dynegy Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 18, 2017. DYNEGY INC. XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. DYNEGY INC. ATTN: CORPORATE SECRETARY 601 TRAVIS, SUITE 1400 HOUSTON, TEXAS 77002 proxy materials and voting instructions. E17362-P85338 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 20, 2017 Date: May 18, 2017 Time: 10:00 a.m., Central Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/DYN17 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/DYN17 and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) XXXX XXXX XXXX XXXX (located on the following page) in the subject line. VIEW MATERIALS & VOTE  SCAN TO How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E17363-P85338 Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smart phone, scan the QR code above. Have the information that is printed in the box During The Meeting: Go to www.virtualshareholdermeeting.com/DYN17. Have the information that is printed in the box marked by the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: and visit: www.proxyvote.com, or scan the QR code below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2017 to facilitate timely delivery.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS: 1. To elect eight directors to serve until the 2018 Annual Meeting of Stockholders; 01) Robert C. Flexon 02) Pat Wood III 03) Hilary E. Ackermann 04) Paul M. Barbas 05) Richard L. Kuersteiner 06) Tyler G. Reeder 07) Jeffrey S. Stein 08) John R. Sult 2. To approve, on an advisory basis, the compensation of Dynegy’s named executive officers as described in the proxy statement; THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "1 YEAR" ON THE FOLLOWING PROPOSAL: 3. To act upon a resolution, on an advisory basis, regarding whether the stockholder vote on the compensation of Dynegy’s named executive officers should occur every one, two or three years; and THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL: 4. To act upon a proposal to ratify the appointment of Ernst & Young LLP as Dynegy’s independent registered public accountants for the fiscal year ending December 31, 2017. E17364-P85338 Voting Items

E17365-P85338